Exhibit 99.1

AGREEMENT REGARDING THE JOINT FILING OF SCHEDULE 13D

Pursuant to Rule 13(d)-1(k)(1) promulgated under the Securities Exchange Act of 1934, as amended, each of the undersigned acknowledges and agrees that the foregoing statement on Schedule 13D is filed on behalf of the undersigned and that all subsequent amendments to this statement on Schedule 13D shall be filed on behalf of the undersigned without the necessity of filing additional joint acquisition statements. Each of the undersigned acknowledges that it shall be responsible for the timely filing of such amendments, and for the completeness and accuracy of the information concerning it contained therein, but shall not be responsible for the completeness and accuracy of the information concerning the others, except to the extent that he or it knows or has reason to believe that such information is inaccurate.

Dated: May 17, 2023

OAKTREE ORGANICS, L.P.

By: Oaktree Fund GP, LLC
Its: General Partner

By: Oaktree Fund GP I, L.P.
Its: Managing Member

By:	/s/ Ting He
Name: Ting He
Title: Authorized Signatory

By:	/s/ Brian Price
Name: Brian Price
Title: Authorized Signatory

OAKTREE HUNTINGTON INVESTMENT FUND II, L.P.

By: Oaktree Huntington Investment Fund II GP, L.P.
Its: General Partner

By: Oaktree Fund GP, LLC
Its: General Partner

By: Oaktree Fund GP, I, L.P.
Its: Managing Member

By:	/s/ Ting He
Name: Ting He
Title: Authorized Signatory

By:	/s/ Brian Price
Name: Brian Price
Title: Authorized Signatory

OAKTREE HUNTINGTON INVESTMENT FUND II GP, L.P.

By: Oaktree Fund GP, LLC
Its: General Partner

By: Oaktree Fund GP I, L.P.
Its: Managing Member

By:	/s/ Ting He
Name: Ting He
Title: Authorized Signatory

By:	/s/ Brian Price
Name: Brian Price
Title: Authorized Signatory

OAKTREE FUND GP, LLC

By: Oaktree Fund GP I, L.P.
Its: Managing Member

By:	/s/ Ting He
Name: Ting He
Title: Authorized Signatory

By:	/s/ Brian Price
Name: Brian Price
Title: Authorized Signatory

OAKTREE FUND GP I, L.P.

By:	/s/ Ting He
Name:	Ting He
Title:	Authorized Signatory

By:	/s/ Brian Price
Name:	Brian Price
Title:	Authorized Signatory

OAKTREE CAPITAL I, L.P.

By:	/s/ Ting He
Name:	Ting He
Title:	Senior Vice President

By:	/s/ Brian Price
Name:	Brian Price
Title:	Managing Director

OCM HOLDINGS I, LLC

By:	/s/ Ting He
Name:	Ting He
Title:	Senior Vice President

By:	/s/ Brian Price
Name:	Brian Price
Title:	Managing Director

OAKTREE HOLDINGS, LLC

By:	/s/ Ting He
Name:	Ting He
Title:	Senior Vice President

By:	/s/ Brian Price
Name:	Brian Price
Title:	Managing Director

OAKTREE CAPITAL GROUP, LLC

By:	/s/ Ting He
Name:	Ting He
Title:	Senior Vice President

By:	/s/ Brian Price
Name:	Brian Price
Title:	Managing Director

OAKTREE CAPITAL GROUP HOLDINGS GP, LLC

By:	/s/ Ting He
Name:	Ting He
Title:	Senior Vice President

By:	/s/ Brian Price
Name:	Brian Price
Title:	Managing Director

BROOKFIELD CORPORATION

By:	/s/ Swati Mandava
Name:	Swati Mandava
Title:	Managing Director, Legal & Regulatory

BAM PARTNERS TRUST

By:	BAM Class B Partners Inc.
Its:	Trustee

By:	/s/ Kathy Sarpash
Name:	Kathy Sarpash
Title:	Secretary